Exhibit (k)(2)

EXECUTION COPY
ADMINISTRATIVE SERVICES AGREEMENT
THIS AGREEMENT (the “Agreement”) is dated as of December 29, 2000 by and among STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (“State Street”), and each entity listed on Schedule I hereto, together with any other entity which may from time to time become a party to this Agreement by execution of an Instrument of Accession substantially in the form attached as Exhibit I hereto (each a “Fund” and collectively, the “Funds”).
WHEREAS, each Fund is, unless otherwise noted, registered as an open-end or closed-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, each Fund desires to retain State Street to furnish certain accounting and other administrative services, and State Street is willing to furnish such services, on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.	INTERPRETATION.
1.1	In this Agreement:
“Agreement” means this Agreement including the recitals hereto and the Schedules and Exhibits, as the same may be amended from time to time by agreement of the parties.
“Authorized Person” means any person authorized by a Fund to give Proper Instructions on behalf of the Fund and in respect of whom State Street has not received written notice from the Fund that such authorization has been revoked.
“Authorized Price Sources” means pricing sources designated by a Fund on State Street’s standard form price source authorization, as the same may be amended by the Fund and State Street from time to time or as otherwise designated by the Fund or an Authorized Person, including, without limitation, the investment adviser to the Fund.
“Business Day” means any day on which the New York Stock Exchange is open for trading or on which banking institutions in the City of New York are open for business.
“Charter Documents” means a Fund’s Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws.

“Compliance Monitoring Services” means the agreed investment compliance checks as may be carried out by State Street in respect of a Fund on a daily (or other periodic) basis pursuant to the provisions of the Compliance Monitoring Services Addendum attached hereto as Exhibit 2. “Constitutive Documents” means, collectively, a Fund’s Charter Documents and Prospectus, as defined herein.
“Existing Service” means a Service which is described in the Service Level Agreement or which is determined by the JSC (as defined in Section 15) to be an Existing Service.
“Historic Fund Records” means the books, records, data files, documents and other information maintained by or on behalf of each Fund as part of the Services prior to the effective date of this Agreement and which are necessary for the provision of the Services by State Street hereunder.
“MLIM” means Merrill Lynch Investment Managers, L.P.
“New Service” means a Service other than an Existing Service.
“Proper Instructions” means instructions (which may be standing instructions) received by State Street from an Authorized Person, in any of the following forms:
(i)	in writing signed by the Authorized Person; or
(ii)	in a tested communication; or
(iii)	in a communication utilizing access codes effected between electro mechanical or_ electronic devices as may be agreed upon by the parties in writing from time to time; or
(iv)	by such other means as may be agreed upon in writing from time to time by State Street and the party giving such instruction including, without limitation, oral instructions.
“Prospectus” means a Fund’s currently effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the Fund’s Prospectus(es) and Statement(s) of Additional Information relating to all portfolios and all amendments and supplements thereto as in effect from time to time.
“Service Level Agreement” means the Service Level Agreement of even date herewith between State Street and MLIM relating to the provision of the Services, as amended from time to time.
“Services” means the accounting and other administrative services described in Sections 3 and 4 hereof.
1.2
References herein to a Fund shall be deemed to include each portfolio or class of share of such Fund, as applicable. For purposes of any liability or indemnification provision hereunder each separate portfolio of an investment company shall be considered a Fund.

1.3
In this Agreement references, to “persons” shall include legal as well as natural entities, references importing the singular shall include the plural (and vice versa), use of the masculine pronoun shall include the feminine and numbered schedules, exhibits, sections or sub-sections shall (unless the contrary intention appears) be construed as references to such schedules and exhibits hereto and, sections or sub-sections herein bearing those numbers. The Schedules and Exhibits are hereby incorporated herein by reference.
2.	APPOINTMENT.
2.1
Each Fund hereby retains State Street and State Street agrees to provide the Services, in each case subject to and in accordance with the terms and conditions set forth in this Agreement and subject to the control, supervision and direction of the Fund and the review and comment by the Fund’s auditors and legal counsel and in accordance with such procedures as may be established from time to time between the Fund and State Street. State Street confirms that it shall offer employment to substantially all of those persons employed by, and in good standing with, the Mutual Fund Accounting Department of MLIM as of the date hereof

2.2
In the event that a Fund establishes one or more additional series of shares with respect to which it desires to have State Street render Services under the terms hereof, it shall so notify State Street in writing and thereafter such series will be subject to the terms and conditions of this Agreement, and shall be maintained and accounted for by State Street on a discrete basis.

2.3
Subject to obtaining the prior written approval of each Fund, State Street may assign, delegate or otherwise transfer any or all of its rights and obligations under this Agreement to a third party provided that State Street’s liability to the Funds shall not be affected thereby.

2.4
It is hereby acknowledged and agreed by each Fund that this Agreement is entered into by the Fund as a principal contracting party and not as agent for any other party and nothing contained herein shall be interpreted as creating any contractual obligations on the part of State Street towards any shareholders of the Fund.

2.5	State Street shall not be responsible for any duties or obligations which it has not specifically undertaken pursuant to this Agreement and ‘no such duties or obligations shall be implied or inferred.
2.6
This Agreement and the Services to be provided by State Street hereunder shall be revised by the parties from time to time to comply with changes in any law, rule or regulation applicable to the Funds.

2.7
If any literature, including, but not limited to, brochures, advertising materials, web site contents and marketing materials, issued by or on behalf of a Fund contains any reference to State Street, other than literature merely identifying State Street as providing accounting or administrative services to the Fund, or if any literature issued by State Street contains any reference to a Fund, then the Fund or State Street, as the case may be, will obtain the other party’s prior written consent to such reference before its publication in any form.

3.	ACCOUNTING SERVICES.
3.1
State Street shall maintain the books of account and other financial records of each Fund in accordance with applicable law, including Section 31(a) of the 1940 Act and rules thereunder, other than records maintained by the Fund’s custodian (as agreed among the Fund, State Street and the custodian) and shall perform the following duties in the manner prescribed by the Constitutive Documents and further in accordance with such written procedures, including, but not limited to, the Service Level Agreement, as may be established between the Fund and State Street from time to time:
3.1.1	Record general ledger entries;
3.1.2	Calculate daily net income;
3.1.3	Reconcile activity to the trial balance;
3.1.4	Calculate and publish daily net asset value;
3.1.5	Prepare account balances; and.
3.1.6	Provide such other accounting services as may be required to enable each Fund to maintain its books and records in compliance with applicable law and generally accepted accounting principles.
3.2
Each Fund shall provide timely prior written notice to State Street of any modification in the-manner in which such calculations are to be performed. For purposes of calculating the net asset value of a Fund, State Street shall value the Fund’s portfolio securities utilizing prices obtained from Authorized Price Sources. State Street shall not be responsible for any revisions to the methods of calculation prescribed by the Constitutive Documents or the Fund unless and until such revisions are communicated in writing to State Street.

4.	ADMINISTRATIVE SERVICES.
4.1
State Street shall provide the following additional administrative services to each Fund in the manner prescribed by the Constitutive Documents and further in accordance with such written procedures, including, but not limited to, the Service Level Agreement, as may be established between the Fund and State Street from time to time:

4.1.1	Oversee the maintenance by the Fund’s custodian of certain books and records of the Fund as required under Rule 31a-1(b) of the 1940 Act;
4.1.2	Calculate, submit for approval by officers of the Fund and arrange for payment of the Fund’s expenses;
4.1.3
Prepare for review and approval by officers of the Fund financial information for the Fund’s semi-annual and annual reports, proxy statements and other communications required or otherwise to be sent to Fund shareholders;

4.1.4
Prepare and file, following review by an officer of and legal counsel for the Fund, the Fund’s periodic financial reports required to be filed with the Securities and Exchange Commission (“SEC”) on Form N-SAR and prepare financial, information required by Form

N-1A, Form N-2 and other regulatory filings and such other financial reports, forms or filings as may be mutually agreed upon;
4.1.5
Prepare reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise prepared by the Fund’s investment adviser, custodian, legal counsel or independent accountants;

4.1.6	Make such reports and recommendations to the Board of Directors of the Fund (the “Board”) concerning the performance of the Fund’s independent accountants as the Board may reasonably request;
4.1.7
Make such reports and recommendations to the Board concerning the performance and fees of the Fund’s custodian and transfer and dividend disbursing agent (the “Transfer Agent”) as the Board may reasonably request or deem appropriate;

4.1.8	Consult with the Fund’s officers, independent accountants, legal counsel, custodian and Transfer Agent in establishing and following the accounting policies of the Fund;
4.1.9
Provide Compliance Monitoring Services to assist the Fund’s investment adviser in complying with Internal Revenue Code mandatory qualification requirements, the requirements of the 1940 Act and Fund prospectus limitations as may be mutually agreed upon;

4.1.10	Assist the Fund in the handling of routine regulatory examinations and work closely with the Fund’s legal counsel in response to any non-routine regulatory matters;
4.1.11
Assist the Fund in the preparation of reports to the Board of Directors and with any other work of a routine or non-routine nature that requires information maintained or accessible through the Fund’s accounting and financial records.

4.2
State Street shall be responsible for the provision of the office facilities and the personnel required by it to perform the Services contemplated herein. State Street shall also provide reasonable facilities for use by the Fund’s auditors in connection with any periodic inspection of the books and records maintained by State Street hereunder.

5.	SERVICE LEVEL AGREEMENT.
5.1
In conjunction with this Agreement, State Street and MLIM shall enter into a Service Level Agreement which specifies key performance indicators and delivery benchmarks in respect of the Services and which reflects the performance goals of the parties from time to time.

5.2	Subject at all times to the terms and conditions of this Agreement, State Street shall use all reasonable endeavors to provide the Services in accordance with the Service Level Agreement.
5.3
Each Fund shall use all reasonable endeavors to fulfill its duties and obligations under the Service Level Agreement and to cause any third parties referenced therein to do likewise. State Street shall have no liability for any loss, liability, claim, cost or expense to the extent resulting from or caused by the failure of a Fund or any other party referenced in the Service Level Agreement to comply with the terms thereof. For avoidance of doubt, the preceding sentence shall not relieve State Street of liability to the extent any such loss or expense arises from its own negligence, bad faith, fraud, willful default or willful misconduct in the discharge of its duties hereunder.
5.4
The liability of State Street in respect of its obligations under the Service Level Agreement shall be governed by the terms of this Agreement. In no event shall a failure by State Street to comply with any term or condition of the Service Level Agreement constitute a breach or violation of this Agreement giving rise to financial penalties, damages or contractual or other remedies, except as set out in this Section 5. However, the fact that State Street has met the key performance indicators or delivery benchmarks of the Service Level Agreement shall not relieve State Street of any liability that it might otherwise have under this Agreement arising from or as a result of its fraud, willful default, negligence or willful misconduct in the performance of its duties hereunder. It is the intention of State Street and each Fund that the remedy for any:

5.4.1	failure by State Street, a Fund or any third party referenced in the Service Level Agreement to meet the performance indicators, delivery benchmarks or other aspects of the Service Level Agreement; or
5.4.2
consistent failure by State Street, a Fund or any third party referenced in the Service Level Agreement to fulfill its duties and obligations under the Service Level Agreement in a material respect; or

5.4.3	dispute relating to the Service Level Agreement,
shall be referral of the matter to the JSC (as defined below) for attempted resolution or, where applicable, termination of this Agreement in accordance with Section 20.6.4.
5.5
The purpose of the referral to the JSC is to resolve the inability of the relevant party to meet the provisions of the Service Level Agreement. It shall be the responsibility of the JSC to develop and oversee implementation of procedural or operational changes which will enable the Service Level Agreement to be more regularly met; revise the obligations of the parties under the Service Level Agreement to more adequately meet the service requirements of the Funds; or otherwise develop a solution aimed at ensuring that the inability to meet the Service Level Agreement will be less likely to occur in the future.

5.6
If a matter is referred to the JSC pursuant to Section 5.4 and despite implementation of the JSC’s recommendations, a party consistently fails to meet in a material respect its obligations under the Service Level Agreement that were the subject of the referral or any revised obligations agreed as a result of the referral (other than for reasons outside the party’s reasonable control), then the matter shall be referred to the senior executive of the Global Investor Services Group of State Street and the First Vice President — MUM Operations (or their equivalents following any reorganization) (together the “Executive Officers”) for resolution. The referral shall expressly cite this Section 5 and state that the relevant Fund(s) or State Street, as the case may be, may exercise its right to terminate this Agreement should the matter not be resolved.

5.7
If the Executive Officers are unable to resolve the matter within thirty (30) Business Days of the referral, and if (but only if) all relevant parties agree in writing within five (5) Business Days of the aforementioned deadline, the matter may be submitted to a mutually-acceptable Professional Mediator (as defined in Section 26.5 below) to attempt to facilitate a resolution within thirty (30) Business Days of the referral. Any such mediation shall be conducted in accordance with the provisions of Sections 26.4 through 26.6. below.

5.8
If either (1) following a failure by the Executive Officers to resolve the matter, the relevant Fund(s) and State Street do not agree on use of a Professional Mediator or (ii) the matter has not been resolved within thirty (30) Business Days of the conclusion of such mediation effort, then the relevant Fund(s) or State Street, as the case may be, shall be entitled to terminate this Agreement in accordance with Sections 20.4.3 and 20.6.4, respectively.

5.9
Nothing in this Section 5 shall limit the liability of State Street for any failure to perform the Services in accordance with the standard of care set forth in Section 11 and the terms of this Agreement as distinct from a failure by State Street to meet key performance indicators or delivery benchmarks of the Service Level Agreement. The fact that the Service Level Agreement performance metrics have been met shall not excuse State Street from liability that it would otherwise have under the terms of this Agreement.

6.	NECESSARY INFORMATION.
6.1	Each Fund will promptly deliver to State Street copies of each of the following documents and all future amendments and supplements thereto, if any:
6.1.1	The Fund’s Charter Documents;
6.1.2	The Fund’s Prospectus;
6.1.3
Certified copies of the resolutions of the Board authorizing (1) the Fund to enter into this Agreement and (2) certain individuals on behalf of the Fund to (a) give Proper Instructions to State Street pursuant to this Agreement and (b) sign checks and pay expenses;

6.1.4	A copy of the investment advisory agreement between the Fund and its investment adviser; and
6.1.5	Such other certificates, documents or opinions which State Street may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.
6.2
Each Fund shall provide or cause to be provided to State Street such additional data and information as State Street may reasonably require in order to discharge its duties under this Agreement, including, without limitation, the information detailed in the Service Level Agreement. State Street shall have no liability for the failure to provide, any error in the provision of, or any delay in providing, any of the Services to the extent the provision of such Services is dependent upon receipt of the aforesaid information and the same has not been provided in a materially complete, accurate and timely manner. For avoidance of doubt, the preceding sentence shall not relieve State Street of liability to the extent any such loss or expense arises from its own negligence, bad faith, fraud, willful default or willful misconduct in the discharge of its duties hereunder.
6.3
Each Fund shall assure that its custodian and other service providers make available to State Street such information in respect of the Fund as State Street may reasonably require for the performance of the Services.

6.4
Each Fund shall use all reasonable endeavors to ensure that any information provided or caused to be provided to State Street pursuant to this Agreement, including the Service Level Agreement, shall be provided in a complete, accurate and timely manner so as to enable State Street to duly render the Services.

6.5
In the course of discharging its duties hereunder, State Street may rely on the information provided to it by or on behalf of a Fund or by any persons authorized by a Fund including, without limitation, any other service providers to the Fund or any Authorized Price Sources.

6.6
Each Fund acknowledges and agrees that except as otherwise expressly set forth in the Service Level Agreement, State Street shall have no responsibility for, or duty to review, confirm or otherwise perform any investigation as to the completeness, accuracy or sufficiency of any information provided to it by the Fund, any persons authorized by the Fund or any other service. providers to the Fund, including, without limitation, any Authorized Price Sources and shall be without liability for any loss, liability, claim, expense or damage suffered or incurred by any person as a result of State Street having relied upon and utilized such information in good faith._ For avoidance of doubt, the preceding sentence shall not relieve State Street of liability to the extent any such loss or expense arises from its own negligence, bad faith, fraud, willful default or willful misconduct in the discharge of its duties hereunder. State Street will promptly notify a Fund in the event it becomes aware that any information received by it is incomplete, inaccurate or insufficient or in the event of a failure or delay by any party to provide information required by State Street to discharge its duties under this Agreement.

7.	RECONCILIATION.
7.1
Each Fund represents and warrants to State Street that it has completed or caused to be completed a full reconciliation of the Historic Fund Records and except as otherwise disclosed in writing to State Street such records are accurate and complete in all material respects.

7.2
To the extent the Historic Fund Records remain unreconciled as of the effective date of this Agreement, each Fund shall ensure that the outstanding items are reconciled as soon as practicable or otherwise promptly redressed, in each case at the expense of the Fund. State Street shall provide all reasonable assistance to each Fund (at the expense of the Fund) to reconcile any outstanding items.

7.3
State Street shall have no liability to a Fund or any other person and shall be indemnified and held harmless by each Fund from and against any loss, liability, damage, claim, cost or expense resulting from or caused by its good faith reliance on the accuracy and completeness of the Historic Fund Records.

8.	PROPER INSTRUCTIONS.
8.1
Each Fund shall provide State Street with an incumbency certificate specifying the names, specimen signatures and powers of all Authorized Persons in respect of the Fund. State Street may rely upon the identity and authority of such persons until it receives written notice from the relevant Fund to the contrary.

8.2
Each Fund will give State Street ail necessary instructions to enable State Street to fulfill its obligations under this Agreement at such times and in such form as mutually agreed upon, including, without limitation, as State Street may request.

8.3
State Street shall have no responsibility or liability to a Fund and shall be indemnified and held harmless by the Fund, if a subsequent written confirmation of an oral Proper Instruction fails to conform to the oral instructions received by State Street. State Street shall promptly seek written confirmation of any oral instruction received by it.

8.4
State Street shall have no obligation to act in accordance with purported instructions to the extent they conflict with applicable law or regulation, provided that State Street shall not be under any obligation to ensure that any instruction received by it would not contravene any such laws or regulations.

8.5
State Street shall not be liable for any loss resulting from a delay while it obtains clarification of any Proper Instructions which it reasonably deems to be incomplete or unclear, provided that it promptly seeks such clarification.

8.6
State Street shall be held harmless by a Fund in acting upon any instruction, notice, request, consent, certificate or instrument reasonably believed by it to be genuine and to be signed or otherwise given by the proper party or parties.

8.7
If a Fund instructs State Street to take any action (including, without limitation, the initiation of legal proceedings) which may involve the payment of money or liability on the part of State Street, State Street may refrain from acting in accordance with such instruction until it has received indemnity, security or both reasonably satisfactory to it and sufficient to hold it harmless from and against any loss, liability or expense which State Street may incur as a result of taking such action.

9.	PROFESSIONAL ADVICE.
When deemed necessary for the proper performance of its duties under this Agreement with respect to specific and non-routine matters involving one or more of the Funds, State Street may, with the consent of a Fund (which consent shall not be unreasonably withheld), seek legal, tax, financial, administrative or other advice of a reputable professional adviser and State Street shall be reimbursed in respect of any costs and expenses properly incurred in obtaining and receiving any such advice. State Street shall have no liability to a Fund for any loss, liability, claim, cost, expense, tax or assessment arising as a direct or indirect result of having relied on such advice in good faith.

10.	COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS.
Each Fund assumes responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it in the conduct of its business.
11.	STANDARD OF CARE; LIMITATION OF LIABILITY.
11.1
State Street shall at all times exercise reasonable care and diligence and act in good faith in the performance of its duties hereunder, provided, however, that State Street shall be without liability to any Fund or any agent thereof for any loss, liability, damage, claim, cost or expense unless caused by its own fraud, willful default, negligence or willful misconduct or that of its agents, delegates or employees. State Street shall be responsible for the performance of only such duties as are explicitly set forth in this Agreement and shall have no responsibility for the actions or activities of any other party (save its agents, delegates or employees), including other service providers to a Fund.

11.2
Each Fund, severally but not jointly, hereby indemnities and secures harmless (to the maximum extent permitted by law) State Street from and against all claims, actions, costs, charges, losses, damages and expenses (including without limitation legal fees and amounts reasonably paid in settlement) which State Street may incur or sustain (other than by reason of State Street’s bad faith, willful default or negligence or that of its agents, delegates or employees) in connection with the performance of its duties for that particular Fund under this Agreement or otherwise arising from any act or omission of that particular Fund or any other person (including any predecessor service provider to the Fund) prior to the effective date of this Agreement.

11.3
If State Street (the “Indemnified Party”) shall seek indemnification from a Fund (the “Indemnifying Party”) in respect of a claim or liability asserted by a third party, the Indemnified Party shall give written notice thereof to the Indemnifying Party promptly after it receives notice of the claim or liability being asserted, but the failure to do so shall not relieve the Indemnifying Party from any liability except to the extent that it is prejudiced by the failure or delay in giving such notice. Such notice shall summarize the basis for the claim for indemnification and any claim or liability being asserted by the third party. Within 15 days after receiving such notice, the Indemnifying Party shall give written notice to the Indemnified Party stating whether it disputes the claim for indemnification and whether it will defend against the third-party claim or liability at its own cost and expense. If the Indemnifying Party fails to give notice that it disputes an indemnification claim within 15 days after receipt of notice thereof, it shall be deemed to have accepted and agreed to the claim. The Indemnifying Party shall be entitled to direct the defense against the third-party claim or liability with counsel selected by it (subject to the consent of the Indemnified Party, which consent shall not be unreasonably withheld) as long as the Indemnifying Party is conducting a good faith and diligent defense. The Indemnified Party shall at all times have the right to fully participate in the defense of a third-party claim or liability at its own expense directly or through counsel. If no such notice of intent to dispute and defend a third-party claim or liability is given by the Indemnifying Party, or if such good faith and diligent defense is not being or ceases to be conducted by the Indemnifying Party, the Indemnified Party shall have the right, at the expense of the Indemnifying Party, to undertake the defense of such claim or liability (with counsel selected by the Indemnified Party), and to compromise or settle it, exercising reasonable business judgment. Except as otherwise provided in the immediately preceding sentence, neither the Indemnified Party nor the Indemnifying Party shall settle or confess any claim or make any compromise in any case in which the Indemnifying Party will be asked to indemnify the Indemnified Party, except with the prior written consent of both parties. The Indemnified Party shall at all times make available such information and assistance as the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense, at the expense of the Indemnifying Party.
11.4
In no event shall any party be liable for any loss arising by reason of the occurrence of a Force Majeure Event (as defined in Section 12) which prevents, hinders or delays it from or in performing its obligations under this Agreement.

11.5
State Street shall not be liable for any liabilities, damages, losses, claims, taxes, duties, costs or expenses (including, without limitation, legal fees) whatsoever incurred or suffered by a Fund at any time as a result of the failure of the Fund or any other person (other than State Street, its employees, agents or delegates) to comply with the laws or regulations of any country or jurisdiction. For avoidance of doubt, the preceding sentence shall not relieve State Street of liability to the extent such other person’s failure to comply with laws or regulations is the direct result of State Street’s negligence, bad faith, fraud, willful default or willful misconduct in the discharge of its duties hereunder.

11.6
The provisions herein regarding indemnification, liability and limits thereon shall survive following the expiration or termination of this Agreement to the extent relating to any claim or right of action arising in connection with the performance of this Agreement and each Fund and _ State Street shall enter into such documents as shall be necessary to ensure the survival of the same.

11.7
Each Fund acknowledges that except as otherwise expressly set forth in this Agreement, State Street’s duties under this Agreement do not include any obligation to monitor the compliance of the Fund or any other person whatsoever with any restriction or guideline imposed by its Constitutive Documents or by law or regulation or otherwise with regard to the investment of the assets of the Fund. In no event shall State Street have any duty to enforce compliance by the Fund or any other person whatsoever with any such restrictions or guidelines.

11.8
Each Fund acknowledges and agrees that State Street shall provide Compliance Monitoring Services, if any, on a contractual basis only in accordance with the terms of the Compliance Monitoring Services Addendum attached hereto as Exhibit 2. The Compliance Monitoring Services are provided by State Street as a supplement to and not in place or in lieu of a Fund’s own compliance program and/or that of the investment advisers of the Fund.

11.9
State Street shall have no liability to a Fund or otherwise for any loss or liability resulting from State Street’s performance or non-performance of the Compliance Monitoring Services except as expressly set forth in the Compliance Monitoring Services Addendum.

11.10
In no event shall State Street or any Fund be liable for any special, indirect, incidental, punitive or consequential damages of any kind whatsoever, even if advised of the possibility of such damages. The limitation on liability imposed by this Section 11.10 shall not be construed to relieve State Street of liability to a Fund in circumstances where (i) it is otherwise liable to the

Fund under the terms of this Agreement for losses resulting from an inaccurate Net Asset Value calculation and (ii) the liability of the Fund arises from its obligation to compensate shareholders for direct loss resulting from the purchase or redemption of shares at such inaccurate Net Asset Value.
12.	FORCE MAJEURE.
12.1	If a party is prevented, hindered or delayed from or in performing any of its obligations under this Agreement by a Force Majeure Event (as defined below) then:
12.1.1	that party’s obligations under this Agreement shall be suspended for so long as the Force Majeure Event continues and to the extent that party is so prevented, hindered or delayed;
12.1.2
as soon as reasonably possible after commencement of the Force Majeure Event that party shall notify the other party in writing of the occurrence of the Force Majeure Event, the date of commencement of the Force Majeure Event and the effects of the Force Majeure Event on its ability to perform its obligations under this Agreement; and

12.1.3
as soon as reasonably possible after the cessation of the Force Majeure Event that party . shall notify the other party in writing of the cessation of the Force Majeure Event and shall resume performance of its obligations under this Agreement.

12.2
For the purposes of this Section 12 and Section 11.4, “Force Majeure Event” means any event beyond the reasonable control of a party including, without limitation, acts of God, war damage, enemy action, riot, civil commotion, rebellion, act of any government or any other competent authority or compliance with any law or governmental order, rule, regulation or direction. For avoidance of doubt, provided that State Street has exercised reasonable care and diligence and complied with its obligations under Section 123 and 13 below, a Force Majeure Event shall include any failure or malfunction of any telecommunications, computer or other electrical, mechanical or technological application, service or system to the extent any such failure is beyond State Street’s reasonable control.

12.3	Each party hereto shall use all reasonable efforts to mitigate the effects of any Force Majeure Event.
13.	CONTINGENCY MEASURES.
13.1
State Street shall maintain in a separate and safe place additional copies of all records required to be maintained pursuant to this Agreement or additional tapes, disks or other sources of information necessary to reproduce all such records.

13.2
Within twelve (12) months of the date hereof, State Street shall establish and maintain a disaster recovery back-up facility available for its use in providing the Services required hereunder in the event circumstances beyond State Street’s control result in State Street not being able to process the necessary work at its principal facility. State Street shall, from time to time, upon request from a Fund provide written evidence and details of its arrangement with respect to such back-up facility. State Street further agrees to provide each Fund from time to time on request with a copy of the disaster recovery and contingency plans of State Street and to make its staff available to discuss such plans on request. Nothing in this Section shall relieve State Street of any liability that it might otherwise have under this Agreement arising from or as a result of its fraud, willful default, negligence or willful misconduct in the performance of its duties hereunder, provided, however, that the aggregate liability of State Street to any Fund in relation to the maintenance of a disaster recovery back-up facility during the initial twelve (12) months of this Agreement shall not at any time exceed an amount equal to ten (10) per cent of the fee paid or accrued and payable by such Fund (as of the date of the liability) in respect of the accounting and administrative services provided pursuant to the Agreement.
13.3
State Street shall at all times employ a then current version of one of the leading commercially available virus detection software programs to test the on-site hardware and software applications utilized by it to deliver the Services to determine that such hardware and software does not contain any computer code designed to disrupt, disable, harm, or otherwise impede operation. With respect to any applications utilized on a remote basis, State Street shall use commercially reasonable efforts to obtain a similar representation or commitment from the third party provider of such application.

13.4
State Street shall at its expense retain a firm of independent auditors to perform an annual audit-of the internal accounting controls and procedures employed by State Street in the performance of the Services and to issue a detailed report thereon and shall provide to each Fund a copy of such report within ten (10) Business Days of its issue by the independent auditors. The first such_ annual audit shall be carried out in the fourth quarter of 2001. State Street shall also allow each Fund’s independent auditors and the corresponding personnel of each Fund’s investment adviser reasonable access to perform their own audit of State Street’s internal accounting controls, provided, however, that the frequency and scope of such audits shall be as agreed by the JSC from time to time.

13.5
Upon request of a Fund, State Street shall from time to time as appropriate, furnish to such Fund a letter setting forth the insurance coverage maintained by State Street, any changes in such coverage which may have occurred from the date of the last such request and any claim relating to the Fund which State Street may have made under such insurance.

14.	FEES AND EXPENSES.
14.1
In consideration of the provision of the Services by State Street, each Fund (or Merrill Lynch Investment Managers, L.P., for those Funds identified on Schedule 1 hereto as Funds for which its investment adviser pays accounting costs) shall pay to State Street such fees and shall reimburse State Street such expenses as may be agreed by the parties from time to time in a separate written fee schedule.

14.2
Each Fund will bear all expenses that are incurred in its operation and not specifically assumed by State Street. Expenses to be borne by each Fund, include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel’s review of the Fund’s registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by State

Street under this Agreement); cost of any services contracted for by the Fund directly from parties other than State Street; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Fund; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and independent accountants’ fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Fund; costs incidental to the preparation, printing and distribution of the Fund’s registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Fund’s tax returns, Form N-1A or N-2, and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; and fidelity bond and directors’ and officers’ liability insurance.
15.	JOINT SERVICES COMMITTEE.
15.1
Following the signing of this Agreement, State Street and the Funds, in conjunction with MLIM and Princeton Administrators, L.P. (collectively, the “MLIM Group”) which have entered into separate Administrative Services Agreements with State Street, shall establish a Joint Services Committee (the “JSC”) comprised of an equal number of representatives appointed to represent State Street and the MLIM Group (the “Committee Members”). For purposes of this section, the MUM Group shall be treated as one entity in terms of their ability to appoint representatives to  the JSC. Except as otherwise agreed, a meeting shall not be validly constituted unless an equal number of representatives from the MUM Group and State Street are present. The JSC shall continue in existence after termination of this Agreement until such time as all activities performed by State Street under this Agreement have been transferred to a successor service provider. All parties shall be entitled from time to time to replace any of their representatives (and shall notify one another of their intention to do so). The JSC shall monitor the progress and performance of this Agreement in relation to the Services and shall meet on a regular basis no less frequently than quarterly unless otherwise agreed. Each of State Street and the MLIM Group shall also be entitled to convene meetings of the JSC by giving notice to all members of the JSC. A representative of the Funds shall chair all meetings of the JSC. The minutes shall be kept by State Street and, subject to review of all parties, issued to the MUM Group. The JSC shall establish its own procedures and each party shall use all reasonable endeavors to meet the actions agreed at those meetings and cooperate with the other to provide personnel, resources and actions to meet their obligations under this Agreement.

15.2
State Street shall provide to the JSC and the representative(s) of the MUM Group a monthly report in such form as the Committee Members shall agree (the “Key Performance Indicator Report”) showing the following performance levels achieved by State Street in providing the relevant Services including, but not limited to:

15.2.1	the average performance in the previous 12 months;
15.2.2	the month with the highest and lowest performance levels in the previous 12 months; and

15.2.3	the performance in each month since the previous meeting.
15.3	The JSC shall be responsible for:
15.3.1
determining whether a Service is an Existing Service or a New Service and, for this purpose, a Service shall be determined to be an Existing Service if, although that Service is not described in a Service Level Agreement, it is a service which a Fund can demonstrate (to the reasonable satisfaction of State Street) has been provided or made available prior to the date of this Agreement by MUM to one or more of the Funds.

15.3.2	oversight of the performance of the Services;
15.3.3	oversight of the performance by State Street, each Fund and third parties of their duties under the Service Level Agreement;
15.3.4
determining when and where revisions need to be made to this Agreement and to the Service Level Agreement(s) to more adequately meet or address the service requirements of the Funds from time to time; and

15.3.5	determining changes to be made in the Services as a result of changes in any law, rule or regulation applicable to the Funds.
16.	REPRESENTATIONS AND WARRANTIES OF STATE STREET
16.1	State Street represents and warrants to each Fund that:
16.1.1	It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;
16.1.2	It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts and the State of New Jersey;
16.1.3	All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;
16.1.4	No legal or administrative proceedings have been instituted or threatened which would impair State Street’s ability to perform its duties and obligations under this Agreement; and
16.1.5	Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of State Street or any law or regulation applicable to it.
17.	REPRESENTATIONS AND WARRANTIES OF THE FUNDS
17.1	Each Fund represents and warrants to State Street that:

17.1.1	It is a corporation or business trust, as the case may be, duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation or establishment;
17.1.2	It has the requisite corporate or trust power and authority under applicable laws and by its Constitutive Documents to enter into and perform this Agreement;
17.1.3	All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;
17.1.4	It is an investment company properly registered under the 1940 Act;
17.1.5
A registration statement under the 1933 Act and the 1940 Act has been filed and, if the Fund is offering securities in a transaction that requires registration under the 1933 Act, will be effective and remain effective during the term of this Agreement as required by applicable law. The Fund also warrants to State Street that as of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Fund offers or sells its shares have been made;

17.1.6	No legal or administrative proceedings have been instituted or threatened which would . impair the Fund’s ability to perform its duties and obligations under this Agreement; and
17.1.7	Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.
18.	CONFIDENTIALITY
The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including nonpublic personal information pursuant to Regulation S-P of the Securities and Exchange Commission, shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such provident party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any auditor or legal counsel of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.
19.	RECORDS.
19.1
State Street is authorized to maintain all accounts, registers, corporate books and other documents and information on magnetic tape or disc or in accordance with any other mechanical or electronic system provided that they are capable of being reproduced in legible form in accordance with applicable laws.

19.2
In compliance with the requirements of Rule 31a-3 under the 1940 Act, State Street agrees that all records which it maintains for a Fund shall at all times remain the property of the Fund, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. State Street further agrees that all records which it maintains for a Fund pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form. State Street shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.

20.	TERM; TERMINATION
20.1
This Agreement shall become effective as of the date of its execution and delivery and shall continue in full force and effect for an initial term of five (5) years (the “Initial Term”) with automatic one year renewals from year to year thereafter unless otherwise terminated in accordance with this provisions of this Section 20.

20.2	Upon termination of this Agreement, each Fund shall pay to State Street upon demand, such fees and reimbursable costs, expenses and disbursements as, may be due as of the date of such termination.
20.3	State Street shall be entitled to resign its appointment hereunder in respect of a Fund:
20.3.1
following expiration of the Initial Term, by giving not less than 270 days notice in writing to the Fund to expire at any time, provided, however, that State Street will use reasonable efforts in assisting the Fund to select a successor and if, after the expiration of the notice period, a new administrative services provider has not been appointed or is not ready to assume its duties, State Street shall continue its appointment hereunder for such additional period as may be mutually agreed between State Street and the Fund.

20.3.2	with immediate effect at any time prior to the expiry of the Initial Term if:
20.3.2.1
such Fund shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Fund seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Fund shall take any corporate action to authorize any of the preceding actions, provided, however, that State Street may not resign its position on the basis that a Fund is being liquidated or reorganized for reasons other than bankruptcy or insolvency; or

20.3.2.2	such Fund shall commit a material breach of this Agreement, which breach, although capable of remedy, has not been remedied by the Fund within thirty (30) days of written notice by State Street; or
20.3.2.3
the obligations and duties in respect of a Fund under the Service Level Agreement have consistently not been met in a material respect and such failure has not been resolved by the JSC or the Executive Officers in accordance with Sections 5.5 through 5.8 above.

20.4	A Fund may terminate the appointment of State Street:
20.4.1	following expiration of the Initial Term, by giving not less than 270 days notice in writing to expire at any time.
20.4.2	with immediate effect at any time prior to the expiry of the Initial Term if:
20.4.2.1
State Street shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against State Street seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or State Street shall take any corporate action to authorize any of the preceding actions;

20.4.2.2	State Street shall commit any material breach hereunder, which breach, although capable of remedy, has not been remedied by State Street within thirty (30) days of written notice by a Fund;
20.4.2.3	The Fund has substantially liquidated or distributed its assets to shareholders or a successor following a vote of such shareholders or other action to dissolve the Fund; or
20.4.2.4
State Street has consistently failed to meet the key performance indicators, delivery benchmarks or other aspects of the Service Level Agreement in a material respect and such failure has not been resolved by the JSC or the Executive Officers in accordance with Sections 5.5 through 5.8 above.

20.4.3	A Fund may terminate this Agreement with effect on the expiry of the Initial Term by giving twelve months prior written notice or anytime thereafter in accordance with Section 20.4.1.

20.5
In the event that a Fund terminates one or more series of shares with respect to which State Street renders Services or a Fund terminates State Street’s appointment pursuant to Section 20.4.2 above, it shall so notify State Street in writing.

20.6
Following any termination of this Agreement, State Street and each Fund agree to provide their committed cooperation to effect an orderly transition of State Street’s duties and responsibilities hereunder to a new administrative services provider(s) selected by the Fund or Funds as soon as may be reasonably practicable.

20.7
In the event this Agreement is terminated by one or more of the Funds pursuant to Section 20.4.2.4 or by State Street pursuant to Section 20.3.2.3, State Street shall pay one-half of the direct costs and expenses incurred by State Street and the Fund(s) in connection with such termination and the conversion to a successor administrative services provider and the Fund or Funds involved shall arrange for the payment of the balance.

21.	NOTICES
Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such. other address as a party may specify by written notice to the other): if to a Fund do Merrill Lynch Investment Managers, L.P., 500 College Road East, Plainsboro, NJ 08536, Attn: Treasurer, fax (609) 282-7231; and if to State Street: State Street Bank and Trust Company, 500 College Road East, Plainsboro, NJ 08536, Attn: Donald DeMarco, fax: 609-282-9239.
22.	FURTHER ASSURANCE.
Each party to this Agreement shall do and execute or procure to be done and executed all necessary acts, deeds, documents and things reasonably in its power to give effect to this Agreement.
23.	NON-EXCLUSIVITY.
23.1
The services of State Street to the Funds hereunder are not to be deemed exclusive and State Street and any affiliate shall be free to render similar services to others and to retain for its own use and benefit all fees or other monies payable thereby and neither State Street nor any affiliate shall be deemed to be affected with notice of or to be under any duty to disclose to the Funds any fact or thing which comes to the notice of State Street or that affiliate or any servant or agent of State Street or that affiliate in the course of State Street rendering similar services to others or in the course of its business in any other capacity or in any manner whatsoever otherwise than in the course of carrying out its duties hereunder.

23.2
Nothing herein contained shall prevent State Street or any affiliate from buying holding and dealing in any assets upon its own account or the account of others notwithstanding that similar assets may be held by State Street for the account of a Fund.

24.	NO PARTNERSHIP OR AGENCY.
Nothing in this Agreement shall be construed as creating a partnership between State Street and a Fund or as constituting any party the agent of another party (save as expressly set out in this Agreement) for any purpose whatsoever and no party shall have the authority or power to bind another party or to contract in the name of or create a liability against another party in any way or for any purpose.
25.	NON-WAIVER; FORBEARANCE.
The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion or the failure of a party to exercise or any delay in exercising a right or remedy under this Agreement (including any right implied by law) shall not constitute a waiver of any such term, right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.
26.	DISPUTES.
26.1
The parties desire to prevent both disputes and unanticipated issues arising under or relating to this Agreement. The parties further desire to resolve such disputes and unanticipated issues that nevertheless do occur by use of processes that are intended to avoid and prevent delaying or impairing in any way the performance by all parties of their respective obligations under this Agreement. Therefore, the parties have agreed to utilize the processes specified below in this Section 26 to resolve certain disputes, as described below, arising under or relating to this Agreement.

26.2
The parties agree that any issue(s) which may arise in connection with the Agreement shall initially be referred to the JSC, which shall establish a deadline for resolution of each matter submitted to it.

26.3	If the JSC has not fully resolved such issue(s) by the stated deadline, then the matter shall be referred to the Executive Officers for resolution.
26.4
If the Executive Officers are unable to resolve the matter within thirty (30) Business Days of the referral, and if (but only if) all relevant parties agree in writing within five (5) Business Days of the aforementioned deadline, then a mutually-acceptable Professional Mediator (as defined below) may be utilized to review the open issue(s) and attempt to facilitate a resolution within thirty (30) Business Days of referral of the issue(s). The parties will mutually determine the location, date, duration, and process for any such mediation effort, which shall be in all respects advisory to, and not binding on, the parties. State Street shall pay one-half of the costs of the Professional Mediator and the Fund or Funds involved shall arrange for the payment of the balance.

26.5
To be considered as the Professional Mediator, an individual must have experience in the investment and/or administrative services industry/ies (preferably both). Any individual employed during the last two (2) calendar years by any party or any party’s current primary legal, accounting, or consulting firm may not be utilized.

26.6
In order to enable and facilitate candor and completeness during, and the optimal potential benefits of, the mediation process, both (I) the parties’ respective contentions, communications, documents, and/or submissions, if any, during the mediation, and (2) the analysis, comments, and/or recommendations of the Professional Mediator, if any (x) will remain confidential among the parties (to the extent permissible under applicable law, State Street and each Fund hereby acknowledging that State laws and/or regulations may require the public availability of some or all information and documents relating to this Agreement) and (y) may not be asserted, admitted, or otherwise utilized by any party as evidence against another party in any later or simultaneous mediation, binding arbitration, litigation, or otherwise.

26.7
If either (i) following a failure by the Executive Officers to resolve the matter, the relevant parties do not agree on use of a Professional Mediator or (ii) the open issue(s) have not been resolved within thirty (30) Business Days of the conclusion of such mediation effort, then resolution between the parties’ will be deemed to have failed and each party shall be free to enforce of its legal rights under this Agreement in such manner as it shall deem fit.

27.	REMEDIES ARE CUMULATIVE.
Except as expressly provided in this Agreement, the rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.
28.	REPRODUCTION OF DOCUMENTS
This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself, subject to any challenge on the grounds that the reproduction has been materially altered so that it does not conform to the terms of the original agreement, in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.
29.	VARIATION OF AGREEMENT.
No variation, amendment or modification of this Agreement shall be valid unless it is in writing and signed for or on behalf of each party hereto.

30.	ASSIGNABILITY
This Agreement shall not be assigned by either State Street or a Fund without the prior consent in writing of the other party; except that State Street may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by or under common control with State Street.
31.	SUCCESSORS
This Agreement shall be binding on and shall inure to the benefit of the Fund and State Street and their respective successors and permitted assigns.
32.	SEVERABILITY
In the event that any part of this Agreement shall be determined to be void or unenforceable for any reason, the remainder of this Agreement shall be unaffected thereby (unless the purpose of the agreement is substantially frustrated by such determination), and shall be enforceable in accordance with the remainder of its terms as if the void or unenforceable part were not part hereof.
33.	COUNTERPARTS.
This Agreement may be executed in any number of counterparts, each of which shall, when executed and delivered be an original, but all the counterparts taken together shall constitute one and the same agreement.
34.	LIMITATION ON LIABILITY OF TRUSTEES.
In relation to each Fund which is a business trust, this Agreement is executed and made by the Trustees of the Fund not individually, but as trustees under the Declarations of Trust of the Fund and the obligations of this Agreement are not binding upon any of such Trustees or upon any of the shareholders of the Fund individually, but bind only the trust estate of the Fund.
35.	GOVERNING LAW
This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.
36.	ENTIRE AGREEMENT
This Agreement constitutes the entire agreement between State Street and each Fund on the subject matter hereof and supersedes and terminates as of the date hereof, all prior oral or written agreements, arrangements or understandings between the parties.
[Remainder of Page Intentionally Blank]

SIGNATURE PAGE
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.
STATE STREET BANK AND TRUST COMPANY
By:
Name:	Donald DeMarco
Title:	Senior Vice President
TERRY K. GLENN,
President
for and on behalf of the Funds listed on Schedule I hereto

SCHEDULE I
MLIM-ADVISED1 INVESTMENT COMPANIES
Apex Municipal Fund, Inc.
CBA Money Fund
CMA Government Securities Fund
CMA Money Fund
CMA Multi-State Municipal Series Trust (10 series)
CMA Tax-Exempt Fund
CMA Treasury Fund
Corporate High Yield Fund II, Inc.
Corporate High Yield Fund III, Inc.
Corporate High Yield Fund, Inc.
Debt Strategies Fund II, Inc.
Financial Institutions Series Trust (Summit Cash Reserves Fund)
Global Financial Services Master Trust
Income Opportunities Fund 2000, Inc.
Master Basic Value Trust
Master Equity Income Trust
Mercury Master Trust (7 portfolios
Mercury Asset Management VI Funds, Inc.
Master Small Cap Value Trust
Master Large Cap Series Trust (3 series)
Master Premier Growth Trust
Master Mid Cap Growth Trust
Master Senior Floating Rate Trust
Master U.S. High Yield Trust
Mercury Basic Value Fund
Mercury Focus Twenty Fund
Mercury Large Cap Series Funds, Inc. (3 series)
Mercury Mid Cap Growth Fund
Mercury Premier Growth Fund
Mercury Small Cap Value Fund
Mercury Internet Strategies Fund
Mercury U.S. High Yield Fund
Mercury Senior Floating Rate Fund
Mercury US Large Cap Fund
_________________________
[1]	Includes funds advised by Merrill Lynch Investment Managers, L.P. and Fund Asset Management, L.P.

Mercury US Small Cap Growth Fund

Master Focus Twenty Trust
Master Internet Strategies Trust
Master Large Cap Series Trust
Master Premier Growth Trust
Mercury Global Holdings, Inc.
Mercury QA Equity Series, Inc.
Mercury QA Strategy Series, Inc.
Mercury Pan-European Growth Fund
Mercury International Fund
Mercury Global Balanced Fund
Mercury Gold and Mining Fund
Mercury Select Growth Fund
Mercury VI US Large Cap Fund
Mercury VI Pan-European Growth Fund”
Mercury Puerto Rico Tax-Exempt Fund
Merrill Lynch Short-Term US Government Fund (formerly Adjustable Rate)
Merrill Lynch Emerging Markets Debt Fund (formerly Americas Income Fund)
Merrill Lynch Balanced Capital Fund, Inc.[2]
Merrill Lynch Basic Value Fund, Inc.
Merrill Lynch California Municipal Series Trust (2 series)
Merrill Lynch Corporate Bond Fund, Inc. (3 series)
Merrill Lynch Developing Capital Markets Fund, Inc.
Merrill Lynch Disciplined Equity Fund, Inc.
Merrill Lynch Dragon Fund, Inc.
Merrill Lynch EuroFund
Merrill Lynch Fundamental Growth Fund, Inc.
Merrill Lynch Funds for Institutions Series
Merrill Lynch Government Fund
Merrill Lynch Institutional Fund
Merrill Lynch Premier Institutional Fund
Merrill Lynch Rated Institutional Fund
Merrill Lynch Institutional Tax-Exempt Fund
Merrill Lynch Treasury Fund
Merrill Lynch Global Allocation Fund, Inc.
Merrill Lynch Global Bond Fund for Investment and Retirement
Merrill Lynch Global Financial Services Fund
Merrill Lynch Global Growth Fund, Inc.
_________________________
[2]	Costs of Services for this Fund to be billed to and paid by MLIM

2

Merrill Lynch Natural Resources Trust (formerly Global Resources Trust)
Merrill Lynch Global SmallCap Fund, Inc.
Merrill Lynch Global Technology Fund, Inc.
Merrill Lynch Utilities & Telecommunications Fund (formerly Global Utility Fund)
Merrill Lynch Global Value Fund, Inc.
Merrill Lynch Growth Fund
Merrill Lynch Healthcare Fund, Inc.
Merrill Lynch High Income Municipal Bond Fund, Inc.
Merrill Lynch Index Funds, Inc. (Administration Agreement only)
Merrill Lynch Intermediate Government Bond Fund
Merrill Lynch International Equity Fund
Merrill Lynch Large Cap Series Funds, Inc. (3 series)
Merrill Lynch Focus Twenty Fund, Inc.
Merrill Lynch Premier Growth Fund, Inc.
Merrill Lynch Mid Cap Growth Fund, Inc.
Merrill Lynch Latin America Fund, Inc.
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (2 series)
Merrill Lynch Multi-State Municipal Series Trust (17 series)
Merrill Lynch Municipal Bond Fund, Inc. (3 series)
Merrill Lynch Municipal Series Trust (Merrill Lynch Municipal Intermediate Term Fund)
Merrill Lynch Municipal Strategy Fund, Inc.
Merrill Lynch Pacific Fund, Inc.
Merrill Lynch Focus Value Fund (formerly Merrill Lynch Phoenix Fund)
Merrill Lynch Ready Assets Trust
Merrill Lynch Real Estate Fund, Inc.
Merrill Lynch Retirement Series Trust (Merrill Lynch Retirement Reserves Money Fund)
Merrill Lynch Senior Floating Rate Fund, Inc.
Merrill Lynch Senior Floating Rate Fund II, Inc.
Merrill Lynch Series Fund, Inc. (10 portfolios)
Merrill Lynch Short-Term Global Income Fund, Inc.
Merrill Lynch Small Cap Value Fund, Inc. (formerly Merrill Lynch Special Value Fund, Inc.)
Merrill Lynch Equity Income Fund (formerly Strategic Dividend Fund)
Merrill Lynch U.S. Treasury Money Fund
Merrill Lynch U.S. High Yield Fund, Inc. (formerly Merrill Lynch Corporate High Yield)
Merrill Lynch U.S. Government Mortgage Fund (formerly Merrill Lynch Federal Securities Trust)
Merrill Lynch U.S.A. Government Reserves
Merrill Lynch Variable Series Funds, Inc. (20 portfolios)
Merrill Lynch World Income Fund, Inc.
MuniAssets Fund, Inc.
MuniEnhanced Fund, Inc.
MuniHoldings California Insured Fund, Inc.

3

MuniHoldings Florida Insured Fund
MuniHoldings Florida Insured Fund V
MuniHoldings Fund, Inc.
MuniHoldings Fund II, Inc.
MuniHoldings Insured Fund, Inc.
MuniHoldings Insured Fund II, Inc.
MuniHoldings Michigan Insured Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
MuniHoldings New Jersey Insured Fund IV, Inc.
MuniHoldings New York Insured Fund, Inc.
MuniHoldings New York Insured Fund IV, Inc.
MuniInsured Fund, Inc.
MuniVest Fund, Inc.
Muni Vest Fund II, Inc.
MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield California Insured Fund II, Inc.
MuniYield Florida Fund
MuniYield Florida Insured Fund
MuniYield Fund, Inc.
MuniYield Insured Fund, Inc.
MuniYield Michigan Insured Fund, Inc.
MuniYield Michigan Fund, Inc.
MuniYield New Jersey Fund, Inc.
MuniYield New Jersey Insured Fund, Inc.
MuniYield New York Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund
MuniYield Quality Fund, Inc.
MuniYield Quality Fund H, Inc.
Quantitative Master Series Trust
Senior High Income Portfolio, Inc.
The Asset Program, Inc. (formerly Asset Builder Program, Inc.) (5 series)
The Corporate Fund Accumulation Program, Inc.
The Municipal Fund Accumulation Program, Inc.
Worldwide DollarVest Fund, Inc.

4

EXHIBIT I
Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000 by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule I thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, [Fund NameJ agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
[NAME OF FUND]
By:
Name:
Title:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY
By:
Name:
Title:

Date:

EXHIBIT 2
Compliance Monitoring Services Addendum
1.	DEFINITIONS.
For purposes of this addendum (the “Addendum”):
“Contract Year” means the twelve-month period beginning on the commencement date of the Compliance Monitoring Service in respect of a Portfolio and each subsequent twelve-month period thereafter.
“Compliance Test” means periodic checks carried out by State Street to determine or assist in the determination of compliance or non-compliance by a Portfolio with the investment guidelines, restrictions and policies specified for such Portfolio in a Test Matrix or as required by the Service Level Agreement, including without limitation the tests to be carried out pursuant to Section 4.1.9 of the Agreement and Sections 11.1 and 9.11 of the Service Level Agreement relating to AMPS Compliance and Subchapter “M” and Subchapter “L” Compliance (as applicable in each case, the “Investment Criteria”)
“Compliance Breach” means, as applicable in relation to the test being conducted, the failure of a Portfolio to comply with any of the Investment Criteria specified for such Portfolio in the applicable Test Matrix or the Service Level Agreement.
“Compliance Monitoring Services” means the performance by State Street of the Compliance Tests set forth in a Test Matrix or as required by the Service Level Agreement with respect to one or more Portfolios designated therein.
“Compliance Report” means, as applicable in relation to the test being conducted, a report containing the results of the Compliance Tests carried out by State Street.
“Test Matrix” means State Street’s standard form test matrix, together with any exhibits or attachments thereto, setting forth the Investment Criteria, Compliance Tests to be carried out, Portfolios to be tested and frequency of tests, as agreed between State Street and a Fund from time to time.
“Portfolio” means each portfolio of assets of a Fund in respect of which a Fund has requested State Street to carry out Compliance Tests.
2.	COMPLIANCE MONITORING SERVICES
2.1
Subject to the general terms and conditions of the Agreement and Section 3 below, State Street agrees to carry out the Compliance Tests set forth in a Test Matrix or the Service Level Agreement, as the case may be, with respect to one or more Portfolios designated therein as may be agreed from time to time by State Street and a Fund.

2.2
Unless otherwise specified in a Test Matrix or the Service Level Agreement, as the case may be, all Compliance Tests will be based on unaudited daily, monthly or other appropriate period end data obtained from the record keeping systems employed by State Street and will utilize standard dictionary classifications with respect to all assets and each Compliance Test.

2.3
State Street shall communicate Compliance Breaches and Compliance Reports to the relevant Fund at such times and in such manner as may be agreed from time to time between State Street and the Fund; provided that in carrying out the Compliance Monitoring Services, State Street shall report Compliance Breaches to a Fund promptly after becoming aware of any such breach.

2.4	The Compliance Monitoring Services will commence in respect of a Portfolio at such time as may be agreed from time to time between State Street and the Fund.
3.	LIABILITY
3.1
Each Fund acknowledges and agrees that State Street shall assume no duty to discharge any legal or regulatory obligation imposed on a Fund or its investment adviser to ensure or otherwise monitor investment or legal compliance by the Fund.

3.1
Except as expressly set forth in Section 3.2 -below, State Street shall have no liability for any loss, liability, damage, claim, cost or expense, in contract, tort or otherwise (including, but not limited to, any liability relating to qualification of a Fund as a regulated investment company or any liability relating to a Fund’s compliance with any federal or state tax or securities statute, regulation or ruling), whether ordinary, direct, indirect, consequential, incidental, special, punitive or exemplary arising out or in connection with the Compliance Monitoring Services or any decision made or action taken by any party in reliance upon such service, even if State Street has been advised of the possibility of such loss, damage or expense and regardless of the form of action in which a claim is brought.

3.2
In the event a Fund incurs a loss or liability with respect to a Portfolio by reason of State Street’s fraud, bad faith, willful default or negligence in the performance of the Compliance Monitoring Services, State Street shall reimburse the Fund an amount in respect of such loss or liability up to (but not in excess of) the fees paid or accrued and payable by the Fund for the Compliance Monitoring Services in respect of such Portfolio, provided, however, that in no event will the aggregate liability of State Street for the provision of Compliance Monitoring Services in respect of any Portfolio in any Contract Year exceed the annual fee payable by the Fund for such services in respect of such Portfolio. For purposes of this Section 3.2, the annual fee payable by a Fund for Compliance Monitoring Services shall be deemed to be an amount equal to ten (10) per cent of the aggregate annual fee payable by such Fund to State Street in respect of the accounting and administrative services provided pursuant to the Agreement.

3.3
The liability of State Street under Section 3.2 for any loss shall be limited to the extent of its relative degree of fault in relation to that of the party responsible for the management of the Portfolio. To the extent that a Fund and State Street are unable to agree initially as to the relative degree of fault, the particular matter shall be referred to the JSC, which shall refer the matter to a committee of representatives of State Street and the Funds appointed by the JSC. To the extent that the committee is unable to reach a determination of relative degree of fault, and the dispute is not subsequently resolved by the JSC, the matter shall be resolved under the dispute resolution procedures set forth in Section 26 of the Agreement.
3.4
Notwithstanding Section 3.2, State Street shall be without liability to a Fund for any loss or liability incurred subsequent to a Fund or the investment adviser of the Fund becoming aware of a Compliance Breach.

EXHIBIT 1
Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000 by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Corporate High Yield IV Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
CORPORATE HIGH YIELD IV FUND, INC.
By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY
By:
Name:
Title:

Date:

EXHIBIT 1
Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000 by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Merrill Lynch Large Cap Value Index Trust agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MERRILL LYNCH LARGE CAP VALUE INDEX TRUST
By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY
By:
Name:
Title:

Date:

EXHIBIT 1
Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000 by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Money Market Series of the Merrill Lynch Liquidity Series, LLC agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MONEY MARKET SERIES OF THE MERRILL LYNCH LIQUIDITY SERIES, LLC
By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY
By:
Name:
Title:

Date:

EXHIBIT 1
Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000 by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, World Index Series, L.P. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
WORLD INDEX SERIES, L.P.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY
By:
Name:
Title:

Date:

EXHIBIT 1
Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Corporate High Yield Fund V agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
CORPORATE HIGH YIELD FUND V

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY
By:
Name:
Title:

Date:

EXHIBIT 1
Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Variable Series: Large Cap Value Focus Fund agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
VARIABLE SERIES: LARGE CAP VALUE FOCUS FUND

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Preferred Income Strategies Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
PREFERRED INCOME STRATEGIES FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Merrill Lynch Principal Protected Trust agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MERRILL LYNCH PRINCIPAL PROTECTED TRUST

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Corporate High Yield Fund VI, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
CORPORATE HIGH YIELD FUND VI, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Muni Intermediate Duration Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MUNI INTERMEDIATE DURATION FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Muni New York Intermediate Duration Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule l thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Preferred and Corporate Income Strategies Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Floating Rate Income Strategies Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FLOATING RATE INCOME STRATEGIES FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“‘State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Merrill Lynch Commodity Linked Fund agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MERRILL LYNCH COMMODITY LINKED FUND

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Merrill Lynch Inflation Protected Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MERRILL LYNCH INFLATION PROTECTED PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Master Real Investment Trust agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MASTER REAL INVESTMENT TRUST

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Master Inflation Protected Trust agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MASTER INFLATION PROTECTED TRUST

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Capital & Income Strategies Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
CAPITAL & INCOME STRATEGIES FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Floating Rate Income Strategies Fund II, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FLOATING RATE INCOME STRATEGIES FUND II, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, The GNMA Fund Investment Accumulation Program, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Diversified Income Strategies Portfolio, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Defined Strategy Fund Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
DEFINED STRATEGY FUND INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Dow 30 Premium and Dividend Income Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
DOW 30 PREMIUM AND DIVIDEND INCOME FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule I thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Enhanced Equity Yield Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
ENHANCED EQUITY YIELD FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, S&P 500 Covered Call Fund Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
S&P 500 COVERED CALL FUND INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, S&P 500 GEARED Fund Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
S&P 500 GEARED FUND INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, FAM Series Fund, Inc. Mercury Equity Dividend Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FAM SERIES FUND, INC. MERCURY EQUITY DIVIDEND PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule l thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, FAM Series Fund, Inc. Mercury Global SmallCap Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery,
Executed as of the date set forth below under the laws of the State of New York.
FAM SERIES FUND, INC. MERCURY GLOBAL SMALLCAP PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In. order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, FAM Series Fund, Inc. Mercury International Index Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FAM SERIES FUND, INC. MERCURY INTERNATIONAL INDEX PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, FAM Series Fund, Inc. Mercury Low Duration Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FAM SERIES FUND, INC. MERCURY LOW DURATION PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shalt become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, FAM Series Fund, Inc. Mercury Mid Cap Value Opportunities Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FAM SERIES FUND, INC. MERCURY MID CAP VALUE OPPORTUNITIES PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, FAM Series Fund, Inc. Mercury Small Cap Index Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FAM SERIES FUND, INC. MERCURY SMALL CAP INDEX PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Enhanced Equity Yield & Premium Fund agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
ENHANCED EQUITY YIELD & PREMIUM FUND

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Franklin Templeton Total Return FDP Fund of FDP Series, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
FRANKLIN TEMPLETON TOTAL RETURN FDP FUND OF FDP SERIES, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Marsico Growth FDP Fund of FDP Series, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MARSICO GROWTH FDP FUND OF FDP SERIES, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, MFS Research International FDP Fund of FDP Series, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MFS RESEARCH INTERNATIONAL FDP FUND OF FDP SERIES, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Van Kampen Value FDP Fund of FDP Series, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
VAN KAMPEN VALUE FDP FUND OF FDP SERIES, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Small Cap Premium & Dividend Income Fund Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, High Income Portfolio of Managed Account Series agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
HIGH INCOME PORTFOLIO OF MANAGED ACCOUNT SERIES

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, U.S. Mortgage Portfolio of Managed Account Series agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
U.S. MORTGAGE PORTFOLIO OF MANAGED ACCOUNT SERIES

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Global SmallCap Portfolio of Managed Account Series agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
GLOBAL SMALLCAP PORTFOLIO OF MANAGED ACCOUNT SERIES

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Mid Cap Value Opportunities Portfolio of Managed Account Series agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MID CAP VALUE OPPORTUNITIES PORTFOLIO OF MANAGED ACCOUNT SERIES

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Enhanced S&P 500 Covered Call Fund Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
ENHANCED S&P 500 COVERED CALL FUND INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Enhanced Government Fund, Inc. agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
ENHANCED GOVERNMENT FUND, INC.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Merrill Lynch Global Equity Opportunities Fund agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MERRILL LYNCH GLOBAL EQUITY OPPORTUNITIES FUND

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, CMA Florida Municipal Money Fund of CMA Multi-State Municipal Series Trust agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
CMA FLORIDA MUNICIPAL MONEY FUND OF CMA MULTI-STATE MUNICIPAL SERIES TRUST

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule I thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Global Income & Currency Fund agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
GLOBAL INCOME & CURRENCY FUND

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Municipal Bond: High Yield Portfolio agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
MUNICIPAL BOND: HIGH YIELD PORTFOLIO

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, NASDAQ Premium Income & Growth Fund agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
NASDAQ PREMIUM INCOME & GROWTH FUND

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, Dow 30 Enhanced Premium & Income Fund agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
DOW 30 ENHANCED PREMIUM & INCOME FUND

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule I thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, the Portfolios listed on Appendix A agree and bind themselves to the terms and conditions thereof and acknowledges that by their execution and delivery of this Instrument they shall assume all of the obligations and shall be entitled to all of the rights of a Funds (as such term is defined in the Agreement), as if they were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
SEE LIST OF FUNDS ON APPENDIX A.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

APPENDIX A
List of Funds
1.	BlackRock California Insured Municipal Income Trust
2.	BlackRock California Municipal Bond Trust
3.	BlackRock California Municipal Income Trust II
4.	BlackRock Florida Insured Municipal Income Trust
5.	BlackRock Florida Municipal Bond Trust
6.	BlackRock Insured Municipal Income Trust
7.	BlackRock Maryland Municipal Bond Trust
8.	BlackRock Municipal Bond Trust
9.	BlackRock Municipal Income Trust II
10.	BlackRock New Jersey Municipal Bond Trust
11.	BlackRock New York Insured Municipal Income Trust
12.	BlackRock New York Municipal Bond Trust
13.	BlackRock New York Municipal Income Trust II
14.	BlackRock Virginia Municipal Bond Trust

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule I thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, the Portfolios listed on Appendix A agree and bind themselves to the terms and conditions thereof and acknowledges that by their execution and delivery of this Instrument they shall assume all of the obligations and shall be entitled to all of the rights of a Funds (as such term is defined in the Agreement), as if they were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
SEE LIST OF FUNDS ON APPENDIX A.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

APPENDIX A
List of Funds
1.	BlackRock Broad Investment Grade 2009 Term Trust, Inc.
2.	BlackRock BCT Subsidiary, Inc.
3.	BlackRock California Investment Quality Municipal Trust, Inc.
4.	BlackRock California Municipal Income Trust
5.	BlackRock Core Bond Trust
6.	BlackRock Florida Investment Quality Municipal Trust
7.	BlackRock Florida Municipal Income Trust
8.	BlackRock High Yield Trust
9.	BlackRock Income Opportunity Trust
10.	BlackRock Income Trust, Inc.
11.	BlackRock Investment Quality Municipal Trust, Inc.
12.	BlackRock Limited Duration Income Trust
13.	BlackRock Long-Term Municipal Advantage Trust
14.	BlackRock Municipal Income Trust
15.	BlackRock New Jersey Investment Quality Municipal Trust, Inc.
16.	BlackRock New Jersey Municipal Income Trust
17.	BlackRock New York Investment Quality Municipal Trust, Inc.
18.	BlackRock New York Municipal Income Trust
19.	BlackRock Preferred and Equity Advantage Trust
20.	BlackRock Strategic Bond Trust

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule I thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, the Portfolios listed on Appendix A agree and bind themselves to the terms and conditions thereof and acknowledges that by their execution and delivery of this Instrument they shall assume all of the obligations and shall be entitled to all of the rights of a Funds (as such term is defined in the Agreement), as if they were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
SEE LIST OF FUNDS ON APPENDIX A.

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

APPENDIX A
List of Funds
1.	BlackRock California Insured Municipal 2008 Term Trust, Inc.
2.	BlackRock California Municipal 2018 Term Trust
3.	BlackRock Florida Insured Municipal 2008 Term Trust
4.	BlackRock Florida Municipal 2020 Term Trust
5.	BlackRock Global Floating Rate Income Trust
6.	BlackRock High Income Shares
7.	BlackRock Insured Municipal 2008 Term Trust, Inc.
8.	BlackRock Insured Municipal Term Trust, Inc.
9.	BlackRock Municipal 2018 Term Trust
10.	BlackRock Municipal 2020 Term Trust
11.	BlackRock New York Insured Municipal 2008 Term Trust, Inc.
12.	BlackRock New York Municipal 2018 Term Trust
13.	BlackRock Pennsylvania Strategic Municipal Trust
14.	BlackRock Preferred Opportunity Trust
15.	BlackRock Strategic Municipal Trust

Instrument of Accession
Reference is hereby made to the Administrative Services Agreement (the “Agreement”) dated December 29, 2000, by and between STATE STREET BANK AND TRUST COMPANY (“State Street”) and each entity listed on Schedule 1 thereto or which has or shall become a signatory thereto by execution of an instrument of accession substantially in the form hereof.
In order that it may become a party to the aforesaid Agreement, including, without limitation, any and all schedules and exhibits thereto, BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST agrees and binds itself to the terms and conditions thereof and acknowledges that by its execution and delivery of this Instrument it shall assume all of the obligations and shall be entitled to all of the rights of a Fund (as such term is defined in the Agreement), as if it were an original party thereto.
This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon its execution and delivery.
Executed as of the date set forth below under the laws of the State of New York.
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST

By:
Name:
Title:

Date:
Accepted and agreed to:
STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Date:

Schedule 1
BLACKROCK INVESTMENT COMPANIES
 Amendment to that certain Administrative Services Agreement dated as of December 29, 2000
As of April 3, 2017
	BLK Ticker	Custody Account #
BlackRock California Municipal Series Trust:
1. BlackRock California Municipal Opportunities Fund	BR-CAMO	LCP2
BlackRock CoRI Funds:
2. BlackRock CoRI 2015 Fund	2015CORI	OCQA
3. BlackRock CoRI 2017 Fund	2017CORI	OCQB
4. BlackRock CoRI 2019 Fund	2019CORI	OCQD
5. BlackRock CoRI 2021 Fund	2021CORI	OCQE
6. BlackRock CoRI 2023 Fund	2023CORI	OCQF
BlackRock Financial Institution Series Trust:
7. Summit Cash Reserves Fund	L-SCR	LCRG
BlackRock Funds
8. BlackRock Alternative Capital Strategies Fund	BR-ACS-AG	OCQK
9. BlackRock Developed Real Estate Index Fund	MF_DRE	OCiE
10. BlackRock Emerging Markets Equity Strategies Fund	BR_EMES	OCRC
11. BlackRock Emerging Markets Long/Short Equity Fund	BR_EMR_AGG	OCNC
12. BlackRock Global Long/Short Equity Fund	BR_GLS_AGG	OCNK
13. BlackRock Impact Bond Fund	BR-1MPBD	89iF
14. BlackRock Impact U.S. Equity Fund	BR_IMPR3	89iE
15. BlackRock Midcap Index Fund	BRMKS	OCiB
16. BlackRock Min Vol EAFE Index Fund	BR_MVEAFE	OCi0
17. BlackRock Min Vol USA Index Fund	BR_MVUSA	OCiN
18. BlackRock MSCI All Country Asia ex Japan Index Fund	BAJIX	OCiD
19. BlackRock MSCI World Index Fund	BWIIX	OCiA
20. BlackRock Multifactor International Index Fund	BR_MFINT	OCiM
21. BlackRock Multifactor USA Index Fund	BR_MFUSA	OCiL
22. BlackRock Small/Midcap Index Fund	MF_SMC	OCiG
23. BlackRock Short Term Inflation Protected Securities Index Fund	BR_TIPSO	OCiH
24. BlackRock Total Emerging Markets Portfolio	BR_EMAL	OCPC
25. BlackRock Total Stock Market Index Fund	MF_IWV	OCiF
26. BlackRock USA Momentum Factor Index Fund	BR_USAMF	OCiP
27. BlackRock USA Quality Factor Index Fund	BR_USAQF	OCiQ
28. BlackRock USA Size Factor Index Fund	BR_USASF	OCiR
29. BlackRock USA Value Factor Index Fund	BR_USAVF	OCiS
BlackRock Mid Cap Value Opportunities Series, Inc.
30. BlackRock Mid Cap Value Opportunities Fund	BR_MVO	LCPO
BlackRock Municipal Bond Fund, Inc.
31. MB: High Yield Municipal Fund	BR_HYMUNI	LCP6
32. MB: National Municipal Fund	BR_NATL	LCP 8
33. MB: Short-Term Municipal Fund	BR_STMUNI	LCP9
BlackRock Municipal Series Trust
34. BlackRock Strategic Municipal Opportunities Fund	BR_SMO_AG	89KC
BlackRock Multi-State Municipal Series Trust
35. BlackRock New Jersey Municipal Bond Fund	BR_NJMUNI	8969
36. BlackRock New York Municipal Opportunities Fund	BR-NYMO	8938
37. BlackRock Pennsylvania Municipal Bond Fund	BR_PAMUNI	8951
38. Master Money LLC	MF_L_MT	8907
39. B1F Money Fund	FF_L_CMT	89N1

	BLK Ticker	Custody Account #

40. BBIF Money Fund	FF_L_WMT	89N2
41. Master Treasury LLC	MF_L_TSY	8944
42. BIF Treasury Fund	FF_L_CTY	89N7
43. BBIF Treasury Fund	FF_L_WTY	89N8
BlackRock Liquidity Series, LLC
44. Money Market Series	L_MMS	C7G7
BlackRock Retirement Series Trust
45. Retirement Reserves Money Fund	L-RR	LCQ5
FDP Series, Inc.:
46. FDP BlackRock Core Alpha Bond Fund[1]	FDP-FT	LCNG
47. FDP BlackRock Invesco Value Fund	FDP_VKMP	LCNL
48. FDP BlackRock Janus Growth Fund	FDP_JAN	LCNH
49. FDP BlackRock MFS Research International Fund	FDP_MFS	LCNJ
Funds for Institutions Series:
50. BlackRock Premier Government Institutional Fund	FF-L-PI	89M5
51. BlackRock Select Treasury Strategies Institutional Fund	FF-L-SI	89M2
52. BlackRock Treasury Strategies Institutional Fund	FF-L-IF	89M6
53. FFI Government Fund	L-GF	8902
54. FFI Treasury Fund	L-TF	8905
Quantitative Master Series, LLC:
55. Master Extended Market Index Series	MF_EMI	LCTU
56. Master Small Cap Index Series	MF_SC	89Q4
BlackRock Index Funds, Inc.:
57. BlackRock International Index Fund	MF_INTL	LCW1
58. BlackRock Small Cap Index Fund	FF_SC	89Q5
Master Institutional Money Market LLC
59. Master Premier Government Institutional Portfolio	MF_L_PI	89A1
60. Master Treasury Strategies Institutional Portfolio	MF_L_IF	8901
61. BlackRock 2022 Global Income Opportunity Trust	BGIO	89KE
62. BlackRock California Municipal 2018 Term Trust	BJZ	D2H8
63. BlackRock California Municipal Income Trust	BFZ	D2H1
64. BlackRock Core Bond Trust	MK	D2i2
65. BlackRock Corporate High Yield Fund VI, Inc.	HYT	8986
66. BlackRock Credit Allocation Income Trust	BTZ	D2iM
67. BlackRock Debt Strategies Fund, Inc.	DSU	LCPI
68. BlackRock Defined Opportunity Credit Trust	BEL	89R3
69. BlackRock Emerging Markets Fund, Inc.	E_DCM	LCNQ
70. BlackRock Energy and Resources Trust[2]	BGR	LCXA
71. BlackRock Enhanced Capital & Income Fund, Inc.[2]	CII	LCXB
72. BlackRock Enhanced Equity Dividend Trust[2]	BDJ	LCXD
73. BlackRock Enhanced Government Fund, Inc.	EGF	89E8
74. BlackRock Equity Dividend Fund	BR_EDF	8935
75. BlackRock EuroFund	E_EURO	LCNF
76. BlackRock Floating Rate Income Fund, Inc.	FRA	89D9
77. BlackRock Floating Rate Income Trust	BGT2	D2i8
78. BlackRock Florida Municipal 2020 Term Trust	BFO	D1Z8
79. BlackRock Global Allocation Fund, Inc.	BRGAX-AGG	LCSK
80. BlackRock Global SmallCap Fund, Inc.	BAT_GSC-AG	LCNS
81. BlackRock Global Opportunities Equity Trust2	BGO	LCXE
82. BlackRock Health Sciences Trust2	BME	LOG
83. BlackRock Income Trust, Inc.	BKT	2i14
84. BlackRock International Growth and Income Trust2	BGY	LCXG
85. BlackRock Investment Quality Municipal Trust, Inc.	BKN	B158
86. BlackRock Latin America Fund, Inc.	BR_LAT	LCPB
87. BlackRock Limited Duration Income Trust	BLW	D2i7

	BLK Ticker	Custody Account #

88. BlackRock Long Horizon Equity Fund	BRGD-AG	LCNC
89. BlackRock Long-Term Municipal Advantage Trust	BTA	DOZ8
90. BlackRock Maryland Municipal Bond Trust	BZM	DOZ3
91. BlackRock Massachusetts Tax-Exempt Trust	MHE	89L5
92. BlackRock Multi-Sector Income Trust	BIT	89K1
93. BlackRock Municipal 2018 Term Trust	BPK	D2H9
94. BlackRock Municipal 2020 Term Trust	BKK	D1Z9
95. BlackRock Municipal 2030 Target Term Trust	BTT2	89R7
96. BlackRock Municipal Bond Trust	BBK	DOZ2
97. BlackRock Municipal Income Investment Quality Trust	BAF	D1Z5
98. BlackRock Municipal Income Investment Trust	BBF	D2H2
99. BlackRock Municipal Income Quality Trust	BYM	D1Z4
100. BlackRock Municipal Income Trust	BFK	D2H5
101. BlackRock Municipal Income Trust II	BLE	D1Z1
102. BlackRock Muni Intermediate Duration Fund, Inc.	MUI	89D5
103. BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	89D7
104. BlackRock MuniAssets Fund, Inc.	MUA	LCQA
105. BlackRock MuniEnhanced Fund, Inc.	MEN	8928
106. BlackRock MuniHoldings California Quality Fund, Inc.	MUC	LCQB
107. BlackRock MuniHoldings Fund, Inc.	MHD	LCQD
108. BlackRock MuniHoldings Fund II, Inc.	MUH	LCQE
109. BlackRock MuniHoldings Investment Quality Fund, Inc.	MFL	LCQG
110. BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	LCQH
111. BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	LCQJ
112. BlackRock MuniHoldings Quality Fund, Inc.	MUS	LCQF
113. BlackRock MuniHoldings Quality Fund II, Inc.	MUE	89B4
114. BlackRock MuniVest Fund, Inc.	MVF	LCQL
115. BlackRock MuniVest Fund II, Inc.	MVT	LCQM
116. BlackRock MuniYield Arizona Fund, Inc.	MZA	LCQN
117. BlackRock MuniYield California Fund, Inc.	MYC	LCQP
118. BlackRock MuniYield California Quality Fund, Inc.	MCA2	8958
119. BlackRock MuniYield Fund, Inc.	MYD	LCQR
120. BlackRock MuniYield Investment Fund, Inc.	MYF	LCQU
121. BlackRock MuniYield Investment Quality Fund, Inc.	MFT	LCQS
122. BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	LCQV
123. BlackRock MuniYield New Jersey Fund, Inc.	MYJ	LCQX
124. BlackRock MuniYield New York Quality Fund, Inc.	MYN	LCQZ
125. BlackRock MuniYield Pennsylvania Quality Fund	MPA	8956
126. BlackRock MuniYield Quality Fund, Inc.	MQY	8952
127. BlackRock MuniYield Quality Fund II, Inc.	MQT	LCQ1
128. BlackRock MuniYield Quality Fund III, Inc.	MYI	8932
129. BlackRock Natural Resources Trust	BR_NRT	LCQ2
130. BlackRock New Jersey Municipal Bond Trust	BLJ	DOZ6
131. BlackRock New Jersey Municipal Income Trust	BNJ	D2H4
132. BlackRock New York Municipal Income Quality Trust	BSE	D1Z7
133. BlackRock New York Municipal 2018 Term Trust	BLH	D2H7
134. BlackRock New York Municipal Bond Trust	BQH	DOZ1
135. BlackRock New York Municipal Income Trust	BNY	D2H3
136. BlackRock New York Municipal Income Trust II	BFY	D1Z2
137. BlackRock Pacific Fund, Inc.	BR_PAC	LCPF
138. BlackRock Resources and Commodities Strategy Trust2	BCX	LCXH
139. BlackRock Science & Technology Trust2	BST	LCXI
140. BlackRock Strategic Global Bond	BR-WI-AGG	89K6
141. BlackRock Strategic Municipal Trust	BSD	B195
142. BlackRock Taxable Municipal Bond Trust	BBN	89J1

	BLK Ticker	Custody Account #

143. BlackRock Utility and Infrastructure Trust[2]	BUI	LCXJ
144. BlackRock Virginia Municipal Bond Trust	BHV	DOZ5
145. Ready Assets Government Liquidity Fund	L-RAT	LCQ3
146. Ready Assets U.S. Treasury Money Fund	BR-TSYMM	LCQ4
147. Ready Assets U.S.A Government Money Fund	BR-GRMM	LCQ5

1 Formerly known as FDP BlackRock Franklin Templeton Total Return Fund
2 Effective as to this Fund as of April 3, 2017

On behalf of each of the Investment Companies
 Listed on Schedule A

By:
Name:
Title:

State Street Bank and Trust Company

By:
Name:
Title:

A-4